--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 7, 2000


                          Allied Waste Industries, Inc.
               (Exact name of registrant as specified in charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



                     0-19285                            88-0228636

                (Commission File Number)   (IRS Employer Identification No.)


         15880 N. Greenway-Hayden Loop, Suite 100
                    Scottsdale, Arizona                       85260
         (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code (480) 627-2700


                                 Not Applicable
          (Former name or former address, if changed since last report)



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Item 5.       Other Events and Regulation FD Disclosure


On November 7, 2000 Allied Waste Industries, Inc. (the "Company" or "Allied") issued a press release announcing its financial results for the three and nine months ended September 30, 2000. The press release along with unaudited supplemental data is provided herein.

Contact:  Michael Burnett
           480-627-2785

                                                        FOR IMMEDIATE RELEASE

                ALLIED WASTE ANNOUNCES THIRD QUARTER 2000 RESULTS

SCOTTSDALE, AZ - November 7, 2000 - Allied Waste Industries, Inc. (NYSE: AW) today announced financial results for the third quarter of 2000. The company highlighted the following third quarter information:

     |X| Adjusted EPS was $0.27 and adjusted cash EPS was $0.45;
     |X| Adjusted free cash flow was $213.1 million;
     |X| Revenues  were $1.475  billion  and EBITDA  adjusted  for  acquisition related and  unusual  costs was $533.5  million;
     |X| Debt  was  reduced  by  $232.8   million  in  the  third   quarter  to
         approximately $9.74 billion.

For the third quarter ended September 30, 2000, EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted for acquisition related and unusual costs, was $533.5 million. Adjusted net income available to common shareholders was $51.3 million, or $0.27 per share, on revenues of $1.475 billion. The adjusted results for the third quarter ended September 30, 2000 exclude the after-tax effects of acquisition related and unusual costs and of the extraordinary loss on the early retirement of debt. These charges decreased earnings per share by $0.21 and $0.04, respectively, in the third quarter.
Adjusted cash EPS (adjusted earnings per share plus after-tax goodwill amortization and less after-tax capitalized interest) was $0.45.

For the nine months ended September 30, 2000, EBITDA adjusted for acquisition related and unusual costs was $1.5 billion on revenues of $4.31 billion. Adjusted net income available to common shareholders was $122.2 million or $0.64 per share and adjusted cash EPS was $1.22.

"We are pleased with the strong cash flow the company is generating, as well as with the related reduction of debt that occurred during the quarter," said Tom Van Weelden, Chairman and CEO of Allied Waste. "Our management team continues to execute its business plan and to focus on operational efficiencies and appropriate cash management."

Free Cash Flow
Adjusted free cash flow for the quarter ended September 30, 2000 was $213.1 million and over $400 million for the nine months ended September 30, 2000. Adjusted free cash flow is defined as adjusted EBITDA plus other non-cash expenses, less cash interest, adjusted cash taxes, closure, post-closure and environmental expenditures, capital expenditures (excluding acquisitions) and changes in non-acquisition related working capital.

Balance Sheet Information
During  the  third   quarter,   total  debt   decreased  by  $232.8  million  to
approximately $9.74 billion at September 30, 2000. Capacity on the Company's revolving credit facility was approximately $590 million at September 30, 2000.

Consistent with its reporting of prior quarterly results since the acquisition of BFI, Allied Waste has not provided September 30, 1999 historical results of operations for comparison. Such comparisons are not meaningful due to the magnitude and financial structure of the BFI acquisition, which was completed on July 30, 1999. Beginning in the fourth quarter of 2000, Allied will provide year to year comparative results.

Allied Waste will host a conference call related to the third quarter earnings on Wednesday, November 8th at 9:00 a.m. EST which will be broadcast live over the Internet on our website at www.alliedwaste.com. A playback of the call will be available on the site after the call. The Company also filed supplemental data on Form 8-K which is accessible on the website or through the SEC EDGAR Database.

Allied Waste Industries, Inc., a leading waste services company, provides collection, recycling and disposal services to residential, commercial and industrial customers in the United States. As of September 30, 2000, the Company operated 338 collection companies, 152 transfer stations, 164 landfills and 75 recycling facilities in 40 states.


Safe Harbor for Forward-Looking Statements
Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as the Company "believes," "anticipates," "expects" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are forward-looking statements.

Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Examples of such risks and uncertainties include, without limitation the ability of Allied to continue its vertical integration business strategy in a successful manner; the ability of Allied to successfully pursue and continue a disciplined market development program, the ability of Allied to successfully integrate the acquired operations, to exit certain regional markets and certain non-strategic businesses, whether and when the recent transactions concluded or completed will be accretive to Allied's earnings, the amount of consideration to be paid and timing of the closing of potential transactions currently under definitive agreement, and whether Allied will be successful in negotiating asset sales at a pace sufficient to achieve the Company's stated goal.

Other factors which could materially affect such forward-looking statements can be found in the Company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in Management's Discussion and Analysis in Allied's Form 10-K for the year ended December 31, 1999. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.





                                                ALLIED WASTE INDUSTRIES, INC.
                                            CONSOLIDATED STATEMENT OF OPERATIONS
                                        (amounts in thousands, except per share data)
                                                         (unaudited)

                                                                             For the Three Months Ended
                                                                                 September 30, 2000
                                                        ----------------------------------------------------------------------
                                                                                                                   % of
                                                          Reported        Adjustments(1)      As Adjusted         Revenue
                                                       ----------------  ------------------ ----------------  ----------------
Revenue............................................    $  1,474,731      $            --    $  1,474,731          100.0%
Cost of operations.................................         834,123                   --         834,123          56.6
Sales, general and administrative expenses.........         107,085                   --         107,085           7.3
Depreciation and amortization......................         116,240                   --         116,240           7.9
Goodwill amortization..............................          56,236                   --          56,236           3.8
                                                       ----------------  ------------------ ----------------
  Operating income before acquisition related
    and unusual costs..............................         361,047                   --         361,047          24.5
Acquisition related and unusual costs..............          48,591              (48,591)             --
                                                       ----------------  ------------------ ----------------
  Operating income.................................         312,456               48,591         361,047          24.5
Equity in earnings of unconsolidated
  subsidiaries.....................................        (10,194)                   --         (10,194)         (0.7)
Interest expense, net..............................         220,426                   --         220,426          14.9
                                                       ----------------  ------------------ ----------------
  Net income before income taxes...................         102,224               48,591         150,815          10.2
Income tax provision...............................          72,447                8,726          81,173           5.5
Minority interest..................................           1,037                   --           1,037           0.1
                                                       ----------------  ------------------ ----------------
  Net income before extraordinary loss.............          28,740               39,865          68,605           4.7
Extraordinary loss, net of income tax benefit(2)...           6,782               (6,782)             --
                                                       ----------------  ------------------ ----------------
  Net income.......................................          21,958               46,647          68,605           4.7
Preferred dividends(3).............................          17,340                   --          17,340           1.2
                                                       ----------------  ------------------ ----------------
  Net income to common shareholders................    $      4,618      $        46,647    $     51,265           3.5
                                                       ================  ================== ================

Income per common share............................    $       0.02                         $       0.27
                                                       ================                     ================

Cash income per common share(4)....................    $       0.29                         $       0.45
                                                       ================                     ================

Weighted average common and common
  equivalent shares................................         192,028                              192,028
                                                       ================                     ================

------------------------------------------------------------------------------------------------------------------------------

EBITDA                                                 $    484,932                         $    533,523           36.2%

------------------------------------------------------------------------------------------------------------------------------

 (1)    Adjustments remove the effects of the acquisition related and unusual costs, primarily associated with the acquisition of Browning-Ferris Industries, Inc. ("BFI"), and a $26.1 million non-cash charge associated with the loss on an asset sale.

(2)     Extraordinary loss reflects write-off of deferred debt issuance costs in connection with the early  extinguishment of debt.

(3)     Preferred dividends reflect the 6.5% dividends related to the $1 billion Series A Senior Convertible Preferred Stock.

(4)     Cash income per common share adjusts income per common share to remove the impact of tax effected goodwill amortization  and tax  effected  capitalized interest.


                                                ALLIED WASTE INDUSTRIES, INC.
                                            CONSOLIDATED STATEMENT OF OPERATIONS
                                        (amounts in thousands, except per share data)
                                                         (unaudited)

                                                                              For the Nine Months Ended
                                                                                 September 30, 2000
                                                        ----------------------------------------------------------------------
                                                                                                                   % of
                                                          Reported        Adjustments(1)      As Adjusted         Revenue
                                                       ----------------  ------------------ ----------------  ----------------
Revenue............................................    $  4,314,878      $            --    $  4,314,878          100.0%
Cost of operations.................................       2,494,200                   --       2,494,200          57.8
Sales, general and administrative expenses.........         317,944                   --         317,944           7.4
Depreciation and amortization......................         342,821                   --         342,821           7.9
Goodwill amortization..............................         164,894                   --         164,894           3.8
                                                       ----------------  ------------------ ----------------
  Operating income before acquisition related
   and unusual costs...............................         995,019                   --         995,019          23.1
Acquisition related and unusual costs..............         105,517             (105,517)             --
                                                       ----------------  ------------------ ----------------
  Operating income.................................         889,502              105,517         995,019          23.1
Equity in earnings of unconsolidated
  subsidiaries.....................................        (37,981)                   --         (37,981)         (0.9)
Interest expense, net..............................         654,185                   --         654,185          15.2
                                                       ----------------  ------------------ ----------------
  Net income before income taxes...................         273,298              105,517         378,815           8.8
Income tax provision...............................         168,089               33,915         202,004           4.7
Minority interest..................................           3,816                   --           3,816           0.1
                                                       ----------------  ------------------ ----------------
  Net income before extraordinary loss.............         101,393               71,602         172,995           4.0
Extraordinary loss, net of income tax benefit(2)...          13,266              (13,266)             --
                                                       ----------------  ------------------ ----------------
  Net income.......................................          88,127               84,868         172,995           4.0
Preferred dividends(3).............................          50,829                   --          50,829           1.2
                                                       ----------------  ------------------ ----------------
  Net income to common shareholders................    $     37,298      $        84,868    $    122,166           2.8
                                                       ================  ================== ================

Income per common share............................    $       0.20                         $       0.64
                                                       ================                     ================

Cash income per common share(4)....................    $       0.93                         $       1.22
                                                       ================                     ================

Weighted average common and common
  equivalent shares................................         191,105                              191,105
                                                       ================                     ================

------------------------------------------------------------------------------------------------------------------------------

EBITDA                                                 $  1,397,217                         $  1,502,734           34.8%

------------------------------------------------------------------------------------------------------------------------------

(1)     Adjustments  remove the effects of the  acquisition  related and unusual costs, primarily associated with the acquisition of Browning-Ferris Industries,  Inc. ("BFI") and a $26.1 million non-cash charge associated with the loss on an asset sale.

(2)     Extraordinary loss reflects the write-off of deferred debt issuance costs in connection with the early extinguishment of debt.

(3)     Preferred dividends reflect the 6.5% dividends related to the $1 billion Series A Senior Convertible Preferred Stock.

(4)     Cash income per common share adjusts income per common share to remove the impact of tax effected goodwill amortization and tax effected capitalized interest.




                                                ALLIED WASTE INDUSTRIES, INC.
                                                     Summary Data Sheet
                                                Statement of Cash Flows Data
                                              (amounts in thousands, unaudited)


                                                                                                    Three Months Ended
                                                                                                    September 30, 2000
                                                                                                    ---------------------
Operating activities --
  Net income.....................................................................................   $          21,958
  Adjustments to reconcile net income to cash provided by operating activities --
  Provisions for:
    Depreciation and amortization................................................................             172,476
    Non-cash acquisition related and unusual costs...............................................              26,114
    Undistributed earnings of equity investment in unconsolidated subsidiaries...................             (10,194)
    Doubtful accounts............................................................................               5,274
    Accretion of debt and amortization of debt issuance costs....................................              10,888
    Deferred income taxes........................................................................              65,333
    Gain on sale of assets.......................................................................              (2,120)
    Extraordinary loss, net of income tax benefit................................................               6,782
  Change in operating assets and liabilities, excluding the effects of purchase acquisitions --
    Accounts receivable, prepaid expenses, inventories and other.................................              (5,309)
    Accounts payable, accrued liabilities, unearned income and other.............................              55,859
    Acquisition related and non-recurring accruals...............................................             (49,127)
  Closure and post-closure provision.............................................................              16,678
  Closure and post-closure expenditures..........................................................             (13,385)
  Environmental expenditures.....................................................................              (7,697)
                                                                                                    ----------------------
Cash provided by operating activities............................................................             293,530
                                                                                                    ----------------------

Investing activities --
    Cost of acquisitions, net of cash acquired...................................................            (102,808)
    Proceeds from divestitures, net of cash divested.............................................             117,817
    Accruals for acquisition price and severance costs...........................................              (3,462)
    Capital expenditures, excluding acquisitions.................................................            (107,261)
    Capitalized interest.........................................................................             (11,887)
    Proceeds from sale of fixed assets...........................................................               4,773
    Change in deferred acquisition costs and notes receivable....................................               9,267
                                                                                                    ----------------------
Cash used for investing activities...............................................................             (93,561)
                                                                                                    ----------------------

Financing activities --
    Proceeds from long-term debt.................................................................             409,000
    Payments of long-term debt...................................................................            (635,562)
                                                                                                    ----------------------
Cash used for financing activities...............................................................            (226,562)
                                                                                                    ----------------------

Decrease in cash and cash equivalents............................................................             (26,593)
Cash and cash equivalents, beginning of period...................................................             139,206
                                                                                                    ----------------------
Cash and cash equivalents, end of period.........................................................   $         112,613
                                                                                                    ======================






                                                ALLIED WASTE INDUSTRIES, INC.
                                                     Summary Data Sheet
                                                     Balance Sheet Data
                                  (amounts in thousands, except per share data, unaudited)

                                                                                                         September 30, 2000
                                                                                                        ----------------------

ASSETS
  Current assets --
  Cash and cash equivalents.........................................................................      $       112,613
  Accounts receivable, net of allowance of $44,895..................................................              854,353
  Prepaid and other current assets..................................................................              163,789
  Deferred income taxes, net........................................................................              166,428
                                                                                                        ----------------------
    Total current assets............................................................................            1,297,183
  Property and equipment, net.......................................................................            3,893,583
  Goodwill, net.....................................................................................            8,673,303
  Other assets, net.................................................................................              647,349
                                                                                                        ----------------------
    Total assets....................................................................................      $    14,511,418
                                                                                                       ======================

LIABILITIES AND STOCKHOLDERS' EQUITY
  Current liabilities --
  Current portion of long-term debt.................................................................      $        97,857
  Accounts payable..................................................................................              486,083
  Accrued closure, post-closure and environmental costs.............................................              175,543
  Accrued interest..................................................................................              175,255
  Other accrued liabilities.........................................................................              592,809
  Unearned revenue..................................................................................              224,818
                                                                                                        ----------------------
    Total current liabilities.......................................................................            1,752,365
  Long-term debt, less current portion..............................................................            9,641,614
  Deferred income taxes.............................................................................              270,028
  Accrued closure, post-closure and environmental costs.............................................              849,563
  Other long-term obligations.......................................................................              267,339
  Commitments and contingencies
  Series A senior convertible preferred stock, 1,000 shares authorized, issued and
    outstanding, liquidation preference of $1,078 per share.........................................            1,052,207
  Stockholders' equity..............................................................................              678,302
                                                                                                        ----------------------
    Total liabilities and stockholders' equity......................................................      $    14,511,418
                                                                                                        ======================





                                                ALLIED WASTE INDUSTRIES, INC.
                                                     Summary Data Sheet
                                (amounts in thousands, except per share data and percentages)
                                                         (unaudited)


Statement of Operations Data:
                                                                                    Three Months             Nine Months
                                                                                       Ended                    Ended
                                                                                 September 30, 2000       September 30, 2000
                                                                                ---------------------    ---------------------

Revenues --
  Gross revenue.........................................................        $       1,772,706        $       5,169,035
  Less intercompany revenue.............................................                 (297,975)                (854,157)
                                                                                ---------------------    ---------------------
    Revenue.............................................................        $       1,474,731        $       4,314,878
                                                                                =====================    =====================

Revenue Mix --
  Collection(1).........................................................                    62.0%                    62.0%
  Landfill(1)...........................................................                    24.0%                    23.1%
  Transfer..............................................................                     5.8%                     5.1%
  Recycling.............................................................                     4.6%                     6.0%
  Other.................................................................                     3.6%                     3.8%
                                                                                ---------------------    ---------------------
    Total...............................................................                    100.0%                   100.0%
                                                                                =====================    =====================

Internalization Based on Disposal Volumes...............................                       65%                     63%
                                                                                =====================    =====================

Landfill Volumes in Tons................................................                   17,763                   50,633
                                                                                =====================    =====================

Internal Growth (year over year), unadjusted............................                      2.7%                    6.0%
                                                                                =====================    =====================
Internal Growth (year over year), excluding commodity...................                      3.9%                    5.2%
                                                                                =====================    =====================

Interest Expense --
  Interest expense, gross...............................................        $         223,738        $         681,422
  Interest suspended for assets held for sale...........................                     (407)                 (24,808)
  Interest income.......................................................                   (1,906)                  (3,248)
  Capitalized interest for development projects.........................                  (11,887)                 (32,916)
  Accretion of debt and amortization of debt issuance costs.............                   10,888                   33,735
                                                                                ---------------------    ---------------------
    Net interest expense................................................        $         220,426        $         654,185
                                                                                =====================    =====================

Cash EPS --
  Adjusted net income...................................................        $          68,605        $         172,995
  Add:      Non-deductible goodwill amortization...........................             42,42,611                  128,183
            Deductible goodwill amortization, net of taxes at 39.5%........                 8,243                   22,210
  Less:   Capitalized interest, net of taxes at 39.5%...................                   (7,192)                 (19,914)
                                                                                ---------------------    ---------------------
  Adjusted net income for cash EPS......................................        $         112,267        $         303,474
                                                                                =====================    =====================

  Weighted average common and common equivalent shares --
            Diluted(2).....................................................                250,978                  249,126
                                                                                =====================    =====================

            Cash EPS - Diluted.............................................     $             0.45       $             1.22
                                                                                =====================    =====================

(1) The portion of collection revenues attributable to disposal charges for waste collected by the Company and disposed at the Company's landfills has been excluded from collection revenues and included in landfill revenues.

(2) Includes the dilutive impact of the conversion of 58,950 and 58,021 shares of Series A Senior convertible preferred stock in addition to the 192,028 and 191,105 of weighted average common shares for the three and nine months ended September 30, 2000, respectively.



                                                ALLIED WASTE INDUSTRIES, INC.
                                                     Summary Data Sheet
                                                   (amounts in thousands)
                                                         (unaudited)

                                                                                    Three Months             Nine Months
                                                                                        Ended                   Ended
                                                                                 September 30, 2000       September 30, 2000
                                                                                 --------------------    ---------------------

Acquisitions --
  Annualized revenue acquired................................................    $          49,539       $         472,634
  Annualized revenue acquired (after intercompany eliminations)..............               49,539                 458,895

Divestitures --
  Annualized revenue divested................................................    $         (60,517)      $        (770,434)
  Annualized revenue divested (after intercompany eliminations)..............              (59,475)               (635,995)

Summary of Acquisition Related Costs --
  Transition costs...........................................................    $          17,046       $          59,766
  Net adjustments to BFI related accruals....................................                6,976                  24,190
  Loss on asset sale.........................................................               26,114                  26,114
  Reversal of acquisition related accruals...................................               (1,545)                 (4,553)

                                                                                 --------------------    ---------------------
             Total reported acquisition related costs..........................  $          48,591       $         105,517
                                                                                 ====================    =====================

Capital Expenditures --
  Fixed asset purchases......................................................    $          56,866       $         170,559
  Cell development...........................................................               50,395                 119,778

                                                                                 --------------------    ---------------------
             Total.............................................................  $         107,261       $         290,337
                                                                                 ====================    =====================




Estimate of Remaining 2000 Transition Costs --
  Estimate of remaining 2000 transition costs at December 31, 2000...............................        $         115,000
  Transition costs incurred during the three months ended March 31, 2000.........................                  (25,434)
  Transition costs incurred during the three months ended June 30, 2000..........................                  (17,286)
  Reduction of estimated remaining 2000 transition costs at June 30, 2000........................                  (19,280)
  Transition costs incurred during the three months ended September 30, 2000.....................                  (17,046)
  Reduction of estimated remaining 2000 transition costs at September 30, 2000...................                  (15,000)
                                                                                                         ---------------------
  Estimated remaining 2000 transition costs at September 30, 2000................................        $          20,954
                                                                                                         =====================



                                                ALLIED WASTE INDUSTRIES, INC.
                                                     Summary Data Sheet
                                         (amounts in thousands, except percentages)
                                                         (unaudited)
                                                                                         For the Three Months Ended
                                                                                             September 30, 2000
                                                                                ----------------------------------------------
                                                                                      Reported               As Adjusted
                                                                                ---------------------    ---------------------

Free Cash Flow:
            EBITDA.........................................................     $         484,932        $         533,523
            Other Non-cash items:
               Closure and post-closure provision..........................                16,678                   16,678
               Doubtful accounts...........................................                 5,274                    5,274
               Gain on sale of assets......................................                (2,120)                  (2,120)
               Non-cash acquisition related and unusual costs..............                26,114                       --

Less:       Cash interest..................................................              (220,675)                (220,675)
            Cash taxes.....................................................                19,258                  (13,040)
            Closure, post-closure and environmental expenditures...........               (21,082)                 (21,082)
            Capital expenditures, excluding acquisitions...................              (107,261)                (107,261)
            Acquisition related and non-recurring expenditures.............               (49,127)                      --
            Accruals for acquisition price and severance costs.............                (3,462)                      --
            Changes in working capital.....................................                50,550                   50,550
            Remove change in accrued interest from working capital.........                (2,497)                  (2,497)
            Remove change in accrued taxes from working capital............               (26,297)                 (26,297)
                                                                                ---------------------    ---------------------
               Free cash flow before market development....................     $         170,285        $         213,053
                                                                                =====================    =====================

                                                                                                             From June 30
                                                                                                               through
                                                                                                          September 30, 2000
                                                                                                         ---------------------
Rollforward of Debt Balance:
            Debt balance at June 30, 2000...........................................................     $       9,972,279
            Free cash flow before market development................................................              (170,285)
            Market development, divestitures and swaps, net.........................................               (29,049)
            Decrease in cash........................................................................               (26,593)
            Accretion and other adjustments.........................................................                (6,881)
                                                                                                         ---------------------

            Debt balance at September 30, 2000......................................................     $       9,739,471
                                                                                                         =====================

                                                                                                           At September 30,
                                                                                                                 2000
                                                                                                         ---------------------
Capital Structure:
            Long-term debt (including current portion)..............................................     $       9,739,471
            Equity (including series A senior convertible preferred stock)..........................             1,730,509
                                                                                                         ---------------------
            Debt to total capitalization............................................................                  84.9%
                                                                                                         =====================

Days Sales Outstanding:                                                                                            53 days
                                                                                                         =====================

Shares Outstanding:
       Third quarter weighted average common and common equivalent shares:
            Basic...................................................................................               188,789
            Diluted.................................................................................               192,028


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                       ALLIED WASTE INDUSTRIES, INC.


                    By:                      /s/THOMAS W. RYAN
                          ------------------------------------------------------
                                              Thomas W. Ryan
                             Executive Vice President & Chief Financial Officer



Date:  November 7, 2000